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                                                                    EXHIBIT 99.1

August 14, 2002



                Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002



In connection with the Form 10-Q of Marex, Inc. (the "Company") for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David A. Schwedel, Chief Executive Officer and Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002; that

         1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. the information contained in the Report fairly presents, in all material respects, the financial condition and results or operations of the Company.



                                       By: /s/ DAVID A. SCHWEDEL
                                       -------------------------------------
                                       Chief Executive Officer and Principal
                                       Accounting Officer
                                       August 14, 2002